EXHIBIT 99.1

NEWS RELEASE Investor Contact: Robb Timme, Vice President, Investor Relations 920-491-7059 Media Contact: Jennifer Kaminski, Vice President, Public Relations Senior Manager 920-491-7576

Associated Announces Annual Meeting Results and Dividends

GREEN BAY, Wis. –– April 30, 2019 –– Associated Banc-Corp (NYSE:ASB) (“Associated”) today announced the results of the actions taken at its 2019 Annual Meeting of Shareholders.

The following directors were re-elected:

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William R. Hutchinson, chairman, Associated Banc-Corp, and president, W.R. Hutchinson & Associates, Inc.

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Philip B. Flynn, president and chief executive officer, Associated Banc-Corp

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John F. Bergstrom, chairman and chief executive officer, Bergstrom Corp.

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Michael T. Crowley, Jr., past chairman, Bank Mutual Corporation

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R. Jay Gerken, director of 19 mutual funds associated with Sanford C. Bernstein Fund, Inc.

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Judith P. Greffin, former chief investment officer, Allstate Corporation

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Robert A. Jeffe, chairman, OAG Analytics, Inc.

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Eileen A. Kamerick, adjunct professor of law and consultant

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Gale E. Klappa, executive chairman, WEC Energy Group

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Richard T. Lommen, chairman, Courtesy Corp.

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Cory L. Nettles, founder and managing director, Generation Growth Capital, Inc.

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Karen T. van Lith, business consultant

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John (Jay) B. Williams, chairman, Church Mutual Insurance Company

Also elected to the Board for the first time was Michael J. Haddad, president and chief executive officer, Schreiber Foods, Inc.

Shareholders also (1) approved named executive officer compensation, and (2) ratified the selection of KPMG LLP as Associated’s independent accounting firm for 2019.

The Associated Board of Directors declared a regular quarterly cash dividend of $0.17 per common share, payable on June 17, 2019, to shareholders of record at the close of business on June 3, 2019.

The Board of Directors also declared a regular quarterly cash dividend of $0.3828125 per depositary share on Associated Banc-Corp’s 6.125% Series C Perpetual Preferred Stock, payable on June 17, 2019 to shareholders of record at the close of business on June 3, 2019.

The Board of Directors also declared a regular quarterly cash dividend of $0.3359375 per depositary share on Associated’s 5.375% Series D Perpetual Preferred Stock, payable on June 17, 2019 to shareholders of record at the close of business on June 3, 2019.

The Board of Directors also declared a regular quarterly cash dividend of $0.3671875 per depositary share on Associated’s 5.875% Series E Perpetual Preferred Stock, payable on June 17, 2019 to shareholders of record at the close of business on June 3, 2019.

ABOUT ASSOCIATED BANC-CORP

Associated Banc-Corp (NYSE: ASB) has total assets of nearly $34 billion and is one of the top 50, publicly traded, U.S. bank holding companies. Headquartered in Green Bay, Wisconsin, Associated is a leading Midwest banking franchise, offering a full range of financial products and services from more than 230 banking locations serving more than 110 communities throughout Wisconsin, Illinois and Minnesota, and commercial financial services in Indiana, Michigan, Missouri, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

FORWARD LOOKING STATEMENTS

Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, “target”, or similar expressions.  Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements.  Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings.  Such factors are incorporated herein by reference.